UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2020

HILLENBRAND, INC.

(Exact Name of Registrant as Specified in Charter)

Indiana	1-33794	26-1342272
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard
Batesville, Indiana	47006
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:   (812) 934-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, without par value	HI	New York Stock Exchange

Indicate by the check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of shareholders of Hillenbrand, Inc. (the “Company”), held on February 13, 2020 (the “Annual Meeting”), the Company’s shareholders approved the Company’s Restated and Amended Articles of Incorporation (the “Restated Articles”) to, among other things, provide shareholders the right to unilaterally amend the Company’s Amended and Restated Code of By-laws (the “By-laws”) as described in Proposal No. 3 in the Company’s proxy statement filed on January 2, 2020. On February 13, 2020, following the Annual Meeting, the Company filed the Restated Articles with the Secretary of State of Indiana, whereupon the Restated Articles became effective. The foregoing description of the Restated Articles does not purport to be complete and is qualified in its entirety by reference to the Restated Articles, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and are incorporated herein by reference.

As previously disclosed, the Company’s board of directors also approved the amendment and restatement of the By-laws (the “Restated By-laws”) to provide the Company’s shareholders the right to unilaterally amend the By-laws, which Restated By-laws were subject to the approval of the Restated Articles by the Company’s shareholders. The Restated By-laws did not require any shareholder action and became effective at the same time as the Restated Articles. The foregoing description of the Restated By-laws does not purport to be complete and is qualified in its entirety by reference to the Restated By-laws, which are attached to this Current Report on Form 8-K as Exhibit 3.2 and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted upon the following proposals:

(1)	the election of four (4) members to the Company’s Board of Directors;

(2)	the approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers;

(3)	the approval of the Company’s proposed Restated and Amended Articles of Incorporation to, among other things, provide shareholders the right to unilaterally amend the Company’s Amended and Restated Code of By-laws; and

(4)	the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020.

The final results of the votes taken at the meeting were as follows:

Proposal 1: Election of four members to the Company’s Board of Directors for terms expiring in 2023:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes Cast In Favor
Daniel C. Hillenbrand	61,874,570	482,038	5,686,965	99.23%
Thomas H. Johnson	58,485,719	3,870,889	5,686,965	93.79%
Neil S. Novich	59,153,919	3,202,689	5,686,965	94.86%
Joe A. Raver	62,005,236	351,372	5,686,965	99.44%

Proposal 2: Approval, by a non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage of Votes Cast In Favor
58,656,550	3,465,032	235,026	5,686,965	94.42%

Proposal 3: Approval of the Company’s proposed Restated and Amended Articles of Incorporation to, among other things, provide shareholders the right to unilaterally amend the Company’s Amended and Restated Code of By-laws:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes	Percentage of Votes Cast In Favor
62,110,460	89,473	156,675	5,686,965	99.85%

Proposal 4: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2020:

Votes For	Votes Against	Votes Abstained	Percentage of Votes Cast In Favor
67,619,479	285,616	138,478	99.57%

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit

3.1	Restated and Amended Articles of Incorporation of Hillenbrand, Inc., effective as of February 13, 2020
3.2	Amended and Restated Code of By-Laws of Hillenbrand, Inc., effective as of February 13, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 14, 2020		HILLENBRAND, INC.

	By:	/s/ Nicholas R. Farrell
Nicholas R. Farrell
Vice President, General Counsel,
Secretary and Chief Compliance Officer

4